Exhibit 99.1

Imprivata Announces Preliminary Third Quarter 2015 Financial Results, and Schedules Financial Results Conference Call

Lexington, Mass. — (BUSINESS WIRE) — October 14, 2015 — Imprivata® (NYSE: IMPR), the healthcare IT security company, today announced preliminary results for three months ended September 30, 2015.

Preliminary Third Quarter 2015 Results
Revenues	$28.9m-$29.2m
Adjusted EBITDA (1)(3)	$(4.6m)-$(4.3m)
GAAP Loss Per Share	$(.30)-$(.29)
Non-GAAP Loss Per Share (2)(3)	$(.23)-$(.22)
Weighted Average Shares Outstanding	24.7m

(1)	Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adjusted for foreign currency gains (losses), stock based-compensation, transaction costs associated with business acquisitions, shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability.
(2)	Non-GAAP net income (loss) and non-GAAP net income (loss) per share excludes amortization of purchased intangible assets, stock-based compensation, transaction costs associated with business acquisitions, shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability.
(3)	An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

“In the last few days of the third quarter, we unexpectedly saw some Imprivata OneSign deals get delayed, which led to lower than expected revenue growth,” said Omar Hussain, President and CEO of Imprivata. “Based upon our preliminary analysis, three factors contributed to the shortfall. First, we had a few large deals get delayed due to customer implementation schedules and available IT resources. Since these were not competitive losses, we remain confident that we will close the majority of these deals.”

“Second, in our non-healthcare segment, we saw a decline in product sales as several deals did not close. Our non-healthcare sales have decelerated faster than expected, and we now anticipate that non-healthcare sales will continue to be a smaller portion of our business. Lastly, sales to smaller hospitals were below our plan. Some of these potential customers are pushing out their purchases as they grapple with going live with ICD-10 and potential effects of mergers and acquisitions in this segment of the hospital market.”

“We are disappointed with our performance in the third quarter. While we expect some continued impact on growth from our non-healthcare business and purchases by small hospitals, we remain confident with our healthcare growth prospects. New customer growth in healthcare is on pace with expectations, and the overall pipeline for our healthcare products continues to increase, supporting our long-term growth targets.”

As the Company has not completed its quarter-end close and the review of its third quarter 2015 financial statements is not complete, the revenue expectations presented in this press release are preliminary, and, therefore, subject to final quarter-end closing adjustments and may change. The preliminary financial results presented in this release are based solely upon information available as of the date of this release, are not a comprehensive statement of our financial results or positions as of or for the third quarter of 2015, and have not been audited, reviewed, or compiled by our independent registered accounting firm. There will not be a conference call in conjunction with this press release.

The company will release its full third quarter 2015 results after the market close on November 2, 2015 and management will provide a complete discussion of the third quarter results as well as an update on our fourth quarter outlook on the Company’s quarterly earnings call on November 2, 2015 at 5:00 pm Eastern Time.

Conference Call Information

Imprivata management will host a conference call at 5:00 pm Eastern Time on Monday, November 2, 2015 to discuss the Company’s quarter ended September 30, 2015 results, its business outlook and other matters. The conference call will be accessible by dialing 877-870-4263 or for international callers, 412-317-0790, and referencing “the Imprivata, Inc. earnings call”. A live webcast of the conference call will also be available on the investor relations section of the Company’s website at http://investor.imprivata.com/.

An audio replay of the conference call will be available approximately one hour after conclusion of the call and will be accessible through November 16, 2015. The replay can be accessed by dialing 877-344-7529, or 412-317-0088 for international callers, and providing access code 10074543.

About Imprivata

Imprivata® (NYSE: IMPR), the healthcare IT security company, provides healthcare organizations globally with a security and identity platform that delivers authentication management, fast access to patient information, secure communications, and positive patient identification. Imprivata enables care providers to securely and efficiently access, communicate, and transact patient health information to address critical compliance and security challenges while improving productivity and the patient experience. For more information, please visit www.imprivata.com.

Investor relations:

Jeff Bray, CFA

Director of Investor Relations

781-761-1417

jbray@imprivata.com

Media contact:

John Hallock

Vice President, Corporate Communications

781-761-1921

jhallock@imprivata.com

All Imprivata products are trademarks of Imprivata, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our expectations on closing deals in future quarters that were not closed in the third quarter, the anticipated opportunity and trends for growth in our healthcare customer base and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and our expected financial results for third quarter 2015 and beyond. All statements other than statements of historical fact contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “could,” “increases,” “improves,” “reduces,” “implements,” “results,” “addresses,” or the negative of these terms or other comparable terminology. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Imprivata’s control. Imprivata’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, our ability to successfully develop and introduce new solutions and products for existing solutions; our ability to attract new customers and retain and increase sales to existing customers; developments in the healthcare industry or regulatory environment; seasonal variations in the purchasing patterns of our customers; longer sales cycles associated with more complex deals in our healthcare business; slower growth in the non-core areas of our business; the lengthy and unpredictable sales cycles for new customers; our ability to maintain successful relationships with our channel partners and technology alliance partners; our dependency on sole source suppliers and a contract manufacturer for hardware components of our Imprivata OneSign and Imprivata PatientSecure solutions; our ability to manage our growth effectively; our ability to respond to competitive pressures; our ability to successfully integrate HT Systems and other businesses and assets that we may acquire; potential liability related to privacy and security of protected health information; our ability to protect our intellectual property rights, and the other risks detailed in Imprivata’s risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 11, 2015, as well as other documents that may be filed by Imprivata from time to time with the SEC. The forward-looking statements included in this press release represent Imprivata’s views as of the date of this press release. Imprivata undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Imprivata has provided in this release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States, or GAAP. This information includes Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share. These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP and may be different from similar non-GAAP financial measures used by other companies. Imprivata believes that the use of these non-GAAP financial measures provides supplementary information for investors to use in evaluating operating performance and in comparing its financial measures with other companies in Imprivata’s industry, many of which present similar non-GAAP financial measures. Adjusted EBITDA (EBITDA adjusted for foreign currency gains (losses), stock based-compensation, transaction costs associated with business acquisitions, transaction costs associated with shelf registration and offering costs and the impact of the fair value revaluation on our contingent liability), non-GAAP net income (loss) and non-GAAP net income (loss) per share exclude amortization expense associated with our purchased intangible assets, stock-based compensation, transaction costs associated with business acquisitions, transaction costs associated with shelf registration and offering costs and the impact of the re-measurement to fair value of our contingent liability. Non-GAAP financial measures that Imprivata uses may differ from measures that other companies may use. These non-GAAP financial measures disclosed by Imprivata are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP, and should be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Imprivata, Inc.

Non-GAAP Financial Measures

(in millions, except per share amounts)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA

	Three Months Ended
	September 30, 2015
(in millions)	Low	High
GAAP net loss	$(7.5)	$(7.2)
Adjustments to reconcile to Adjusted EBITDA:
Income tax expense	0.1	0.1
Depreciation and amortization	1.0	1.0
Other expense (income), net	0.2	0.2
Stock-based compensation	1.2	1.2
Change in fair value of contingent liability	—	—
Acquisition costs	—	—
Shelf registration and offering costs	0.4	0.4

Adjusted EBITDA	$(4.6)	$(4.3)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share

	Three Months Ended
	September 30, 2015
(in millions, except per share amounts)	Low	High
GAAP net loss	$(7.5)	$(7.2)
Adjustments to reconcile to Non-GAAP net income:
Amortization of purchased intangible assets	0.2	0.2
Stock-based compensation	1.2	1.2
Change in fair value of contingent liability	—	—
Acquisition costs	—	—
Shelf registration and offering costs	0.4	0.4

Non-GAAP net loss	$(5.7)	$(5.4)

Non-GAAP net loss per share
Basic and diluted	$(0.23)	$(0.22)

Weighted average common shares outstanding used in computing non-GAAP net loss per share
Basic and diluted	24.7	24.7